ALPHA CELLULOSE CORPORATION CASH OPTION
                                   THRIFT PLAN

                                  Exhibit Index


Exhibit No.                                           Description

  23                                            Consent of Independent Auditors


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                                                                      Exhibit 23



                         Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8, Number 333-33621) pertaining to the Alpha Cellulose Corporation Cash Option Thrift Plan of our report dated June 17, 1998 with respect to the financial statements and schedules of the Alpha Cellulose Corporation Cash Option Thrift Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.

                                             /s/ ERNST & YOUNG LLP
                                             ---------------------
                                                Ernst & Young LLP

Memphis, Tennessee
June 24, 1998